SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 8, 2003

                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
             -----------------------------------------------------



            OHIO                   File No. 1-5964            23-0334400
         ------------              ---------------            ----------
        (State or other          (Commission File           (IRS Employer
        jurisdiction of           Number)                   Identification
        incorporation)                                      Number)


    P.O. Box 834, Valley Forge, Pennsylvania                      19482
    ----------------------------------------                      -----


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
                        -----------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

      On April 8, 2003, IKON Office Solutions, Inc. (the "Company" or "IKON") announced the election of a new board member, Anthony P. Terracciano. The Company's press release dated April 8, 2003 containing further details is attached.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

      (99) Press Release dated April 8, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       IKON OFFICE SOLUTIONS, INC.




                                       By:  /s/ WILLIAM S. URKIEL
                                            ---------------------
                                                William S. Urkiel
                                                Senior Vice President and
                                                Chief Financial Officer



Dated:  April 10, 2003